UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

10225 Ulmerton Road, Suite 3D

Largo, Florida 33771

 (Address of Principal Executive Offices)(Zip Code)

Mr. David W. Dube

c/o Peak Wealth Opportunites, LLC

Sugar Creek Professional Center

10225 Ulmerton Road, Suite 3D

Largo, Florida 33771

 (Name and Address of Agent for Service)

With copy to:

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

StockCar Stocks Index Fund

ANNUAL REPORT

SEPTEMBER 30, 2008

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

STOCKCAR STOCKS INDEX FUND

SHAREHOLDER LETTER

SEPTEMBER 30, 2008

Shock and Awe!

     When all is said-and-done, 2008 will be “one for the books” - the history books, that is.  Hard as it may be to remember now, barely a year has passed since stocks posted all-time record highs on October 9, 2007.  Corks had scarcely popped on the champagne bottles when the major averages started-to slip.  October is often a nightmare month and 2007 was no exception. According-to highly-respected Ned Davis Research, a year later the S&P 500 Index had lost 42% of its value, making it one-of the worst bear markets of the post-World War II era.  Not a single market measure escaped unscathed.  If memory serves, the term “Shock and Awe” last attracted widespread public attention in 2003, when coalition forces stormed-into Iraq to effect regime change and to eliminate Saddam Hussein’s cache of WMD (weapons of mass destruction).  Five years later, it can as-easily describe the feelings of investors world-wide, as they survey the economic and political devastation.  While it’s clearly premature to even attempt to rank them, there is no shortage of events that have caught our attention this year.  Violence, hunger, weather, political upheaval, and regional armed conflicts, not-to mention the U. S.  Presidential campaign, have been the stuff of daily news stories.

     One noticeable change from 2007 was that this year’s September 11th observances were more-subdued  than in past years.  That may be the result of the severe economic woes facing us, perhaps the political campaigns, maybe the fact that seven years have passed since that terrible day, or perhaps it’s the realization that so-very few of us are directly-affected by the war.  Whatever the reason, the years since the World Trade Center bombings have resulted in a certain detachment among many Americans  -  besides  the troops and their families, the rest-of us have basically been spectators at this war.  Torrid weather, another “hot issue” in 2007, seemed less-pressing as drought conditions in many parts of the nation have eased a bit.

     While the real estate bubble and the liquidity crisis affecting banks and other financial institutions have been years in the making, the speed at which this spider-web of sub-prime mortgages, credit default swaps and other complex financial instruments unraveled has stunned Main Street and Wall Street alike.  To some degree, this financial melt-down differs largely in degree from other liquidity crises that investors have weathered over the past 40-50 years.  After-all, it is less-than a decade since the telecommunications and technology bubble burst in 2000, followed-by a period of unusually-low interest rates.  At the same time, globalization has bound the world’s economies and financial markets ever-

STOCKCAR STOCKS INDEX FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2008

more tightly together.  The result is that the turmoil has occurred against a backdrop of weakening global economies and already-deteriorating growth in the U. S.

     As evidence that this is no run-of the mill crisis, the degree and speed with-which the Federal government has responded is at its highest level since the Great Depression of the 1930’s.  “Unprecedented” is a word used often to describe the present situation and, if not exactly the case, it will suffice for now.  Numerous parallels with that earlier period abound.  The price of practically everything has collapsed – stocks, bonds, commodities - leaving investors/speculators nowhere to hide save cash and Treasuries.  The crisis has decimated several large U. S. financial institutions -  such venerable names as Bear Stearns, Lehman Brothers (even-in its newest incarnation), AIG, and Merrill Lynch have been either bailed-out or forced into bankruptcy or merger.  Major bank holding companies (Wachovia and National City Corp. among them) have “agreed” to be acquired when Treasury officials explained that its TARP program was not large-enough to cover them.

     Yet, by-far the most unprecedented event of recent months has been President-elect Barack Obama’s victory.  At this early date, no-one has any clear idea how a new administration will deal with the problems affecting global economies and markets.  This would no-doubt be the case had John McCain prevailed, since what manner of experience prepares a person for such overwhelming problems?  However, it cannot be denied that the election of a bi-racial person as President is a transcendent event in our nation’s history, as was true in 1960, when John F. Kennedy became the first Roman Catholic to hold the nation’s highest office.

     Not-withstanding the well-publicized mess in sub-prime mortgage markets and the subsequent housing slump, consumer confidence remained comparatively-strong for quite some time.  Real Gross Domestic Product weakened slightly in the fourth quarter of 2007, but turned-up again early-in 2008 and, until-lately, the goods and services side of the economy remained positive.  Even-so, beginning-with the Ides of March, confidence began to wane, triggered in large measure by the collapse of Bear Stearns.  Small-cap shares held-up much-better than their larger brethren and non-U.S. issues also tumbled sharply.  Measured by various Russell Indices, value stocks performed considerably-better than growth issues, regardless of market cap size.  Overall market breadth data confirm the weakness in the indices.

   Among industry sectors, consumer staples posted modest gains over the past year, making it the only sector to post a gain.  Telecommunication services, financials, and consumer discretionary stocks recorded the largest declines.  Weakness in commodity prices also wreaked havoc on energy and materials stocks.  Among stocks held-by the Fund, what strength there was confined-to the consumer sector, mainly non-durable goods and services (O’Reilly Automotive, Anheuser-Busch, Fortune Brands, General Mills and Kellogg stood-out).  Despite robust earnings, oils were far-off their earlier highs.  The downtrodden included a mix of the old and the new  -  Sirius XM Satellite Radio, General Motors, Office Depot Inc., Sprint Corp., and Infineon Technologies AG.

Out-on the Track!

    Recent data reflect significant weakness in the domestic economy.  Third quarter Gross Domestic Product slid at a 0.3% annual rate, according-to the government’s advance estimate.  While that seems small, domestic final sales fell at a 1.8% rate, even-though aided-by a sharp spurt in government spending.  Keep in-mind, too, that the U. S. economy had been on the brink of recession for much-of 2008.  Consumer spending in the September quarter fell faster-than at any time since early-1980 - admittedly, consumer spending is a laggard, and has been strained due-to higher energy cost, tighter credit, and a soft labor market.  Too, the decline looks worse now that the stimulus from tax rebate checks has largely vanished.  Unemployment has worsened  -  the November rate was 6.5%, and the number out-of work stands at 10.1 million.  Job losses have increased, average weekly hours worked have slipped, and non-farm payrolls have dropped by 1.2 million since last December.

     While the Federal Reserve has cut the Fed Funds rate to 1% and has moved to increase liquidity, the central bank’s most-recent survey of senior loan officers showed that banks have further tightened terms and conditions on consumer loans.  Fed, Treasury and FDIC policymakers have all issued statements urging “banking organizations to fulfill their fundamental role….as intermediaries of credit”.  However, lenders remain reluctant to make more loans in the current climate.  The constriction of credit is a real threat to the economy.  Over time, lending conditions should begin to ease, but the situation is unlikely to improve anytime soon.

     The global economic outlook has also deteriorated.  The IMF recently cut its estimate of 2009 global growth to 2.2%, down-from 3.0% just one month earlier.  All the major economies appear to be in recession, while emerging economies are slowing markedly.  In-concert-with the Fed, foreign central banks have cut interest rates, and other governments are making major efforts to fight the downturn.   -  even China has proposed a stimulus package.

     The weaker outlook has contributed to a reversal in the prices of crude oil and other commodities.  It seems only yesterday that crude oil was selling for $140 a barrel, and $200 a barrel futures contracts were being written.  At this moment, crude oil has fallen below $60 a barrel, and average gasoline prices nationwide are about half their mid-July peak.  Some estimates suggest that such a drop equates to an income tax cut greater-than 1%.  That is the good news.  On the other hand, consumers account-for about 2/3 of the domestic economy, and the big driver of consumer spending is growth in jobs and incomes.  Here the outlook is less-pretty, with inflation-adjusted wage growth being flat-to-down, and with initial unemployment claims still rising.  To-boot, consumers appear to be paring-back their spending patterns more quickly-than expected.

     Inflation has slowed recently which, given the swift fall in oil prices, is no great surprise.  Excluding the more-volatile food and energy sectors, the slow-down has been more-moderate for both the CPI and the PPI.  Many forecasters expect a continuation of this recent pattern, with “core inflation” proving a bit sticker, perhaps because productivity gains have slowed.

     Weakness in housing continues and will probably remain a drag on overall growth into 2009.  Muddying the waters are large numbers of homes for sale, a sizeable number of unoccupied houses (in all likelihood, many-of which were bought for speculative purposes), and tightened credit standards.  Economists expect delinquencies and foreclosures to continue rising into next year, although it is worth noting that foreclosures are concentrated in a handful of states.

     The FOMC’s action lowering the Fed Funds and discount rates were clearly intended as a message to prod lending institutions to  get-back to business.  The Fed and other central banks are certainly poised to lower rates further if-necessary to boost economic activity.  The consensus view among economists and policymakers is that the fourth quarter of 2008 will be dismal, and that the weakness will persist into 2009.  Global stimulus efforts may help boost growth by the third quarter of next year, but the big question remains “how do we get from here to there?”

Back to racing!

    At the start-of the fourth-quarter, NASCAR’s Chase for the Cup was in full swing.  Several races later, last year’s champion, Jimmy Johnson, took the checkered flag for a third-consecutive year.  A mere handful of drivers grabbed most-of the Series’ wins this year, perhaps leaving both fans and NASCAR wishing for more competition.  It will be interesting to see whether this was just the result of a few teams adjusting more-quickly to new Car of Tomorrow design that was mandated for the 2008 season, or whether something more-fundamental is at-work.

      Like other forms of entertainment, racing can’t completely isolate itself from the economy.  For years, the SRO sign was out at many races, but tickets were easier to come-by both last year and this.  Pressures on consumer wallets and the high cost of travel (think $4 a gallon gasoline at the height of the season) were likely contributors.  TV ratings hint that race fans have not lost their enthusiasm for the sport and their favorite drivers.  Corporate support for racing remains strong, but the downturn has had some impact on advertising and promotional budgets.  Tracks and race teams alike may find it tougher to attract new sponsors for 2009.  NASCAR, itself, has pared staff, and several race teams have either retrenched or merged.

     The year-end 2007 re-balancing left the Fund and the Index with a new look.  The annual re-balancing allows for new companies to be added and old sponsors to be removed.  Four companies ended their ties to racing in 2007, and a single new company was added.  Fortune Brands (NYSE – FO) joined the line-up.  The company’s Jim Beam brand is the lead sponsor of a Sprint Cup racing team. Thus, we began the new year with forty-eight full positions, each one slightly in-excess of 2% of assets.  Fund policy guidelines permit us to add new names at the start-of a quarter, but no other names were added during the current year.  That said, we had one change in July when O’Reilly Automotive, Inc. acquired CSK Auto Corp. in a stock/cash deal.

     At this point, it appears that two long-time sponsors will not be part-of the 2009 racing season.  Anheuser-Busch was acquired-by Belgian brewing giant InBev N.V/S.A. in an all-cash deal.  The merged companies, now-known as Anheuser-Busch InBev, will trade on the Euronext Brussels stock exchange, but the lack of a U. S. listing prohibits its inclusion in the Index.  Another company with a long NASCAR bloodline, Chevron Corp. has announced that it will depart when its current agreement ends.  The actual sponsorship began-with Texaco, acquired-by Chevron several years ago.

The outlook!

     Clearly, the recent turmoil in credit and financial markets and the worsening economic outlook have left investors shaken and nervous.  Highly-leveraged positions in both the corporate and consumer sectors left each vulnerable to sizeable losses once it became clear that the balloon was close-to bursting.  Whether the “next big thing” involves technology, energy, or housing, emotions and increasingly-optimistic projections make recognizing and coping-with bubbles very difficult  -  remember that even the august Alan Greenspan has admitted-to having misjudged the dangers that existed in recent years.  There can be scant doubt that greed lay at the heart of the whole cycle, and no doubt whatever that keeping a long-term perspective is extraordinarily-difficult.  This has been the case repeatedly  -  one has only to call-to mind the 17th century Dutch Tulip Mania or the South Sea Bubble.

     With financial markets so-volatile, investors have had many reasons to be unsettled.  The 40% decline in the S&P 500 Index in a year’s time is historically-large.  Consider that in bear markets of the past 40 years, it is exceeded only by the 46% drop from January 1973 to December 1974.  With few places to hide, the normal human response to head-for the exits is completely-understandable.  Wide swings with no clear sense of direction are evidence of a high degree of uncertainty and confusion concerning markets and the economy.  The usual questions exist.  How severe will the current downturn be?  How long will it last?  What will change things-for the better?  The truth is that no-one knows.  The several revisions of the Fed/Treasury/FDIC bail-out plan is evidence-enough of that.  The most-positive factor is that governments around the globe have moved very-aggressively to deal-with the problems.

     At the moment, economic data aren’t providing much solid guidance.  Inflation is coming-down rapidly, but “real” incomes are still lower-than a year ago.  A weak job market and tight credit are no help.  Store closings and freezes on seasonal hiring take-away a normally-reliable boost to incomes.  Losses in housing and stock market wealth have also taken a toll on consumer confidence - that reading recently tumbled-to a record low.  The list goes on, all putting a squeeze on consumer wallets.

    When times are terrible, the assumption is that they will never get better.  Historically, that seems highly-unlikely.  The “financial engineering” and complex investment products that appear to have caused many-of our current problems may make the current downturn more-protracted.  While few investors have either the capital or patience of Warren Buffett, economic and market crises typically provide significant opportunities for those who are disciplined and maintain a long-term perspective.  Financial markets normally recover well-before any noticeable change in the economy takes place.

.

     If, as often seems the case, psychology matters in financial success, investors can take hope in the fact that a new Administration takes office in January.  It is a “stretch” to imagine that everything that was proposed during the campaign will transpire and that  things will magically improve.  Many are skeptical of the new Administration’s plans, but the President-elect has surrounded himself with a credible economic team, and Warren Buffett is a valuable mentor.  If Mr. Obama is as-thoughtful, conciliatory and centrist as he seems, he may be able to change the partisan politics that have divided us and, in the process, revive economic and investor confidence.  The uncertainties and risks are considerable, and both the downside and upside are unclear.  Policy responses have been large and swift, and more seem likely, if-not now, beginning in the New Year.  Historically, the first year of a new Presidential term is the worst for financial markets.  Let us hope that pattern is repeated.  To quote another observer, “Despair is easy.  Hope is hard, but not impossible”.

  Sincerely,

  David W. Dube

  November 21, 2008

STOCKCAR STOCKS INDEX FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2008

Comparison of Changes in Value of $10,000 Since Inception (October 1, 1998)

StockCar Stocks Index Fund
Average Annual Total Return
For the Year ended September 30, 2008: -25.21%
October 1, 2003 through September 30, 2008: 2.35%
Since Inception through September 30, 2008: 4.29%

S&P 500 Index
Average Annual Total Return
For the Year ended September 30, 2008: -21.98%
October 1, 2003 through September 30, 2008: 3.99%
Since Inception through September 30, 2008: 2.08%

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
StockCar Stocks Index Fund $15,218
S&P 500 Index $12,283
10/1/1998
3/31/1999
9/30/1999
3/31/2000
9/30/2000
3/31/2001
9/30/2001
3/31/2002
9/30/2002
3/31/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on October 1, 1998 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

STOCKCAR STOCKS INDEX FUND

GRAPHICAL ILLUSTRATION

SEPTEMBER 30, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

Shares		Value

COMMON STOCKS - 93.09%

Amusement and Recreation Services - 7.55%
15,565	Dover Motorsports, Inc.	$ 84,829
2,500	International Speedway Corp. Class A	97,275
3,600	RC2 Corp. *	72,000
3,200	Speedway Motorsports, Inc.	62,336
		316,440
Auto Parts Retailers - 3.49%
5,463	O'Reilly Automotive, Inc. *	146,245

Banks - 1.65%
1,980	Bank of America Corp.	69,300

Beverages - 2.01%
1,175	Brown Forman Corp. - Class B	84,377

Building Materials, Hardware and Garden Supply - 3.84%
3,200	Home Depot, Inc.	82,848
3,300	Lowes Companies, Inc.	78,177
		161,025
Business Services - 3.41%
5,275	Aaron Rents, Inc.	142,794

Chemicals and Allied Products - 2.02%
2,100	E.I. du Pont de Nemours and Company	84,630

Communications - 2.44%
2,475	AT&T, Inc.	69,102
5,451	Sprint Nextel Corp.	33,251
		102,353
Crude Petroleum & Natural Gas - 1.67%
1,225	Royal Dutch Shell Plc. - ADR	69,935

* Non-income producing securities during the year.

ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2008

Shares		Value
Electronic & Other Electrical Equipment, Except Computers - 6.08%
8,700	Infineon Technologies AG - (Germany) ADR *	48,633
31,000	Sirius XM Radio, Inc. *	17,670
3,950	Sony Corp. ADR	121,936
3,100	Texas Instruments, Inc.	66,650
		254,889
Food and Kindred Products - 17.57%
2,000	Anheuser-Busch Companies, Inc.	129,760
1,700	Coca-Cola Co.	89,896
1,350	Diageo Plc. - (United Kingdom) ADR	92,961
1,750	General Mills, Inc.	120,260
2,050	Kellogg Co.	115,005
1,950	Molson Coors Brewing Co. - Class B	91,162
1,360	Pepsico, Inc.	96,927
		735,971
General Merchandise Stores - 3.15%
7,300	Office Depot, Inc. *	42,486
1,825	Target Corp.	89,516
		132,002
Heating Equipment - 1.92%
1,400	Fortune Brands, Inc.	80,304

Industrial And Commercial Machines - 3.73%
1,275	Black & Decker Corp.	77,456
1,325	Caterpillar, Inc.	78,970
		156,426
Motor Freight Transportation and Warehousing - 3.86%
950	FedEx Corp.	75,088
1,375	United Parcel Service, Inc. - Class B	86,474
		161,562
Motor Vehicles & Passenger Car Bodies - 1.95%
950	Toyota Motor Corp. - (Japan) ADR *	81,510

Petroleum Refining and Related Industries - 7.69%
1,100	Chevron Corp.	90,728

* Non-income producing securities during the year.

ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Shares		Value
1,350	Exxon Mobil Corp.	104,841
1,700	Marathon Oil Corp.	67,779
1,650	Sunoco, Inc.	58,707
		322,055
Pharmaceutical Preparation - 2.08%
2,000	GlaxoSmithKline Plc. - (United Kingdom) ADR	86,920

Printing, Publishing, and Allied Industries - 1.34%
4,625	News Corp. Class B	56,194

Property & Casualty Insurance - 2.12%
1,925	Allstate Corp.	88,781

Rubber and Miscellaneous Products - 2.78%
3,600	Goodyear Tire & Rubber Co. *	55,116
3,560	Newell Rubbermaid, Inc.	61,446
		116,562
Services - Miscellaneous Amusement & Recreation - 2.20%
3,000	Walt Disney Co.	92,070

Surgery & Medical Instruments - 2.16%
1,325	3M Co.	90,511

Transportation Equipment - 4.88%
15,125	Ford Motor Co. *	78,650
4,150	General Motors Corp.	39,217
2,150	Genuine Parts Co.	86,452
		204,319
Wholesale Trade - Non-Durable - 1.50%
2,150	Ashland, Inc.	62,866

TOTAL FOR COMMON STOCKS (Cost $4,261,305) - 93.09%		$ 3,900,041

* Non-income producing securities during the year.

ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Shares		Value
UNIT INVESTMENT TRUSTS - 3.18%
1,150	SPDR Trust Series I	133,389

TOTAL FOR UNIT INVESTMENT TRUSTS (Cost $148,096) - 2.91%		$ 133,389

SHORT TERM INVESTMENTS - 2.91%
121,924	First American Prime Obligation Fund Class Y 2.17% ** (Cost $121,924)	121,924

TOTAL INVESTMENTS (Cost 4,531,325) - 99.18%		$ 4,155,354

OTHER ASSETS LESS LIABILITIES - 0.82%		34,530

NET ASSETS - 100.00%		$ 4,189,884

** The rate shown represents the yield at September 30, 2008.

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

Assets:
Investments in Securities, at Value (Cost $4,531,325)	$ 4,155,354

Cash	1,650
Receivables:
Dividends and Interest	8,412
Due From Advisers	32,590
Prepaid Expenses	17,920
Total Assets	4,215,926
Liabilities:
Other Accrued Expenses	26,042
Total Liabilities	26,042
Net Assets	$ 4,189,884

Net Assets Consist of:
Paid In Capital	$ 4,572,045
Accumulated Net Realized Loss on Investments	(6,190)
Unrealized Depreciation in Value of Investments	(375,971)
Net Assets, for 253,814 Shares Outstanding, 500,000,000 shares authorized with a $0.001 par value per share.	$ 4,189,884

Net Asset Value Per Share	$ 16.51

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2008

Investment Income:
Dividends (net of foreign tax withheld of $120)	$ 92,761
Interest	8,077
Total Investment Income	100,838

Expenses:
Advisory Fees (Note 3)	32,720
Legal Fees	28,826
Administrative Fees	20,135
Audit Fees	14,944
Transfer Agent Fees	5,917
Registration Fees	20,540
Custody Fees	6,572
Printing and Mailing Fees	9,109
Insurance Fees	4,057
Miscellaneous Fees	5,507
Total Expenses	148,327
Fees Waived and Expenses Reimbursed by the Adviser (Note 3)	(73,577)
Net Expenses	74,750

Net Investment Income	26,088

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(6,190)
Net Change in Unrealized Appreciation/Depreciation on Investments	(1,467,900)

Net Realized and Unrealized Loss on Investments	$(1,474,090)
Net Decrease in Net Assets resulting from Operations	$(1,448,002)

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended
	9/30/2008	9/30/2007
Increase in Net Assets From Operations:
Net Investment Income	$ 26,088	$ 53,595
Net Realized Gain (Loss) on Investments	(6,190)	290,900
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,467,900)	409,368
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,448,002)	753,863

Distributions to Shareholders from:
Net Investment Income	(35,533)	(62,005)
Net Realized Gains on Investments	(171,393)	(333,562)
Return of Capital	(122,749)	-
Total Distributions	(329,675)	(395,567)

Capital Share Transactions:
Proceeds from Sale of Shares	163,812	190,793
Shares Issued on Reinvestment of Distributions 325,512		389,786
Cost of Shares Redeemed	(409,328)	(664,491)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	79,996	(83,912)

Net Assets:
Net Increase (Decrease) in Net Assets	(1,697,681)	274,384
Net Assets at Beginning of Year	5,887,565	5,613,181
Net Assets at End of Year (Including accumulated Undistributed Net Investment Income of $0 and $9,445, respectively)	$ 4,189,884	$5,887,565

Share Transactions:
Issued	8,415	8,192
Reinvested	15,918	17,479
Redeemed	(20,864)	(28,248)
Net Increase (Decrease) in Shares	3,469	(2,577)
Shares Outstanding at Beginning of Year	250,345	252,922
Shares Outstanding at End of Year	253,814	250,345

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period:

	9/30/ 2008	9/30/ 2007	9/30/ 2006	9/30/ 2005	9/30/ 2004
Net Asset Value, at Beginning of Year	$ 23.52	$ 22.19	$ 21.92	$ 19.60	$ 17.10

Income From Investment Operations:
Net Investment Income	0.11	0.21*	0.09*	0.05*	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(5.78)	2.72	0.47	2.28	2.58
Total from Investment Operations	(5.67)	2.93	0.56	2.33	2.59

Distributions:
Net Investment Income	(0.14)	(0.25)	(0.06)	(0.01)	(0.09)
Realized Gains	(0.70)	(1.35)	(0.23)	-	-
Return of Capital	(0.50)	-	-	-	-
Total from Distributions	(1.34)	(1.60)	(0.29)	(0.01)	(0.09)

Redemption Fees	- †	- †	- **†	- **	- **

Net Asset Value, at End of Year	$ 16.51	$ 23.52	$ 22.19	$ 21.92	$ 19.60

Total Return ***	(25.21)%	13.58%	2.61%	11.89%	15.18%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands) $4,190		$ 5,888	$ 5,613	$ 5,943	$ 5,435
Before Waivers
Ratio of Expenses to Average Net Assets	2.97%	2.42%	2.75%	2.57%	4.44%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.90%	0.41%	0.21%	0.03%
Portfolio Turnover	18%	15%	18%	15%	14%

* Per share net investment income has been determined on the basis of average shares outstanding during each year.

** Amount calculated is less than $0.005.

*** Assumes reinvestment of dividends.

† Redemptions fee ceased as of February 1, 2006.

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 48 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a first in first out basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Peak Wealth Opportunities, LLC, (the "Adviser") believes such prices accurately reflect the fair value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ in the over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price. Securities which are quoted on NASDAQ are valued at the NASDAQ official closing price. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.  Foreign securities are valued on the basis of quotations from the primary market in

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2008

which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications among capital accounts and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and its impact of the Fund's financial statements and has determined that there is no impact on the financial statements of the Fund.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of the “Adviser” or the Company. The Directors of the Fund were not paid any compensation for the year ended September 30, 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Adviser provides investment advice and, in general, supervises the Fund’s management and investment program.  The Adviser became the investment adviser to the Fund on April 15, 2008.

For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the period from April 15, 2008 to September 30, 2008 were $14,352, all of which were waived.  See Expense Reimbursement Arrangements.

Prior to April 15, 2008 Summit Wealth Management, Inc. provided Investment Advisory services to the Fund. For its services, Summit Wealth Management, Inc. received an annual fee of 0.65% of the Fund's average daily net assets.  Total fees incurred for such services for the period of October 1, 2007 to April 14, 2008 were $18,368, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

Peak Wealth Opportunities, LLC (the "Administrator"), serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of April 15, 2008.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of April 15, 2008 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the period from April 15, 2008 to September 30, 2008 were $8,832, a portion of which were waived.  See Expense Reimbursement Arrangements.

Prior to April 15, 2008, Summit Wealth Management, Inc. provided administrative services to the Fund. For its services, Summit Wealth Management, Inc. received a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. Total fees incurred for such services for the period of October 1, 2007 to April 14, 2008 were $11,303, a portion of which were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the period April 15, 2008 through September 30, 2008, the  Adviser  and  the Administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $14,352 and the administrator waived fees of $3,034 for the period from April 15, 2008 to September 30, 2008.  These waivers were in addition to reimbursing the Fund $20,087 for the same period.  The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $37,473 are subject to potential recovery by the Adviser/Administrator until September 30, 2011.

Prior to April 15, 2008, the Fund's former adviser and former administrator had contractually agreed to waiver their fees and/or reimburse the Fund for expenses it incurred to the extent necessary to maintain the Fund's total operating expenses at 1.50% of its average daily net assets. For the period from October 1, 2007 to April 14, 2008, the former adviser waived fees of $18,368 and the former administrator waived fees of $5,233 under this previous agreement.  These waivers were in addition to reimbursing the Fund $12,503 for the same period. The rights of the former adviser and former administrator to recover any amounts waived or reimbursed under this previous agreement terminated on April 14, 2008.

Distribution Agreement

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares.  The Fund has not engaged a distributor by which fees can be allocated.  Accordingly, no payments were made and no amounts accrued under the plan for the year ended September 30, 2008.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, allocates income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the year ended September 30, 2008, MSS earned $5,917 for transfer agency services.

Legal

Legal fees amounting to $28,826 were paid to the Law Office of C. Richard Ropka, LLC.  C. Richard Ropka, Esq. Secretary of the Fund is a partner of that firm.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $846,802 and $1,113,377, respectively, for the year ended September 30, 2008.

5. FEDERAL INCOME TAXES

As of September 30, 2008, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,531,325
Gross unrealized appreciation	659,140
Gross unrealized depreciation	(1,035,111)
Net unrealized depreciation	$(375,971)

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows:

Net unrealized depreciation	$(375,971)
Other book/tax differences	(6,190)
Total accumulated losses on a tax basis	$(382,161)

Net Capital losses incurred after October 31st within the fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such capital losses and included them as other book/tax differences in the components of accumulated losses on a tax basis, above.

The tax character of distributions paid during the years ended September 30, 2008 and 2007, were as follows:

	September 30, 2008	September 30, 2007
Ordinary income	$ 35,533	$ 69,975
Long Term Capital Gain	171,393	325,592
Return of Capital	122,749	-
	$329,675	$395,567

6.   INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

STOCKCAR STOCKS INDEX FUND

AUDITOR’S OPINION

SEPTEMBER 30, 2008

To the Shareholders of StockCar Stocks Index Fund

and the Board of Directors of StockCar Stocks Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of StockCar Stocks Index Fund, a series of shares of StockCar Stocks Mutual Fund, Inc., including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StockCar Stocks Index Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 30, 2009

STOCKCAR STOCKS INDEX FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2008 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/08 - 9/30/08).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
			4/1/2008 to
	4/01/2008	9/30/2008	9/30/2008
Actual	$1,000.00	$885.25	$7.03
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,017.61	$7.53
* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

STOCKCAR STOCKS INDEX FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2008 (UNAUDITED)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 or (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

TAX INFORMATION

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions paid to shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2008.

The Fund hereby designates $171,393 of dividends paid during the fiscal year as long term capital gain distributions.

Individual shareholders are eligible for reduced taxes on qualified dividend income.  For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

STOCKCAR STOCKS INDEX FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2008 (UNAUDITED)

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information reporting.

Since the information above is reported for the Fund’s fiscal year and not the calendar year, shareholders should refer to their 1099-DIV or other tax information which will be mailed in January 2009 to determine the calendar year amounts to be included on their 2008 tax returns.  Shareholders should consult their tax advisers.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The StockCar Stocks Index Fund (the “Fund”) entered into an investment advisory agreement with Peak Wealth Opportunities, LLC (the “Adviser”, “Peak”) (collectively, the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Advisor is responsible for the day-to-day investment management of the Fund’s assets.

The Investment Company Act of 1940 (“1940 Act”) requires that the investment advisory agreement between the Investment Adviser and the Fund, be approved annually by the vote of: (i) the Board of Directors; and (ii) a majority of the Independent Directors who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The initial approval must also be accompanied by the approval of the majority of the outstanding voting securities of the company.  In connection with their consideration of such approvals, the Board must request and evaluate, and the Advisor is required to furnish, such information as the Board of Directors deems reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission ("SEC") takes the position that, as part of their fiduciary duties with respect to a fund's fees, fund Boards are required to evaluate the material factors applicable to make a decision to approve an Advisory Agreement.

Consistent with the responsibilities referenced above, the independent Directors of the Board (the “Board”) of StockCar Stocks Mutual Funds, Inc. (the “Company”) called and held a special meeting of such Directors only, on October 29, 2007, to discuss the selection of the new Advisor as the investment adviser and the approval of the investment advisory fee for the Fund. The

Directors received a substantial amount of information from the Adviser which it deemed reasonably necessary to evaluate the nature and scope of the services to be provided by the Adviser to the Fund; the proposed compensation terms for the Adviser; the Adviser's history and experience; and the effect growth of assets of the Fund would have on the Fund's advisory fees.  Based on its evaluation of this and other information, the Board, including a majority of the Independent Directors, approved and recommended for shareholder vote the new Advisor and advisory agreement for the Fund.  Thereafter, shareholder vote was solicited and the requisite shareholder vote of outstanding securities approving the Advisor and the advisory contract was obtained.

The Board of Directors reviewed various materials which it received from the Advisor with respect to its business operations and industry experience.  These materials included information about the Advisor, the services it would provide to the Fund as the Fund’s Investment Advisor, its personnel, its operations, its financial condition and the businesses conducted by its affiliated organizations in the financial services and broker/dealer industries.

The Board’s evaluation considered (i) the nature and quality of the services to be provided by Peak; (ii) the fees and expenses of the Fund and that there would be no increase in the management fee paid by the Fund;  (iii) the experience and qualification of Peak personnel providing services; (iv) the financial strength and resources of Peak and its commitment to asset management growth; (v) the difficulty of projecting Peak’s cost of providing the services under the proposed Investment Advisor Agreement and the profitability of Peak’s services because it is a newly formed Registered Investment Adviser with no previous operating experience; (vi) whether the advisory fees payable to Peak are fair and reasonable in light of the services expected to be provided; the impact on the Funds’ annual operating expense ratios, which would be capped at the current percentage levels disclosed in the prospectus for a period of two years in connection with the approval of Peak as the investment adviser to the Fund; (vii) Peak's code of ethics and whether such code was consistent with Rule 17j-1 under the 1940 Act and with the code of ethics of the Fund; (viii)the continuity in portfolio management by retention of the current manager the Fund's portfolio; (ix) the compliance history, reputation, qualifications and background of Peak's affiliates including those persons working with Peak affiliates in positions involving compliance functions and x) comparative data that showed that the total of fees to be delivered by the Adviser, given the size and expense ratio of the Fund were within industry norms and were acceptable.

In reaching its determination, the Board concluded that: i) the nature, extent and quality of the services to be provided by the Adviser (Peak) for the Fund were acceptable and within industry norms for transactions of this sort and that the Fund would likely benefit from those services provided under the advisory contract with the Adviser; ii) the costs of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund, especially considering the likely expense reimbursement by the Adviser to the Fund for the foreseeable future, are acceptable and do not impose an unfair burden on the Fund; and iii) the economies of scale to be realized as the Fund grows along with the levels of the expense reimbursements are acceptable.

Thereupon, after further consideration, the Board concluded that the Investment Advisory Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that approval of the Investment Advisory Agreement would be in the best interests of the Fund.

RESULTS OF PROXY VOTE

A special meeting (the “Special Meeting”) of the shareholders of the StockCar Stocks Index Fund (“Fund”), a series of the StockCar Stocks Mutual Fund, Inc. (“Company”), was held on April 4, 2008,  at the offices of Peak Wealth Opportunities, LLC located at 10225 Ulmerton Road, Largo, Florida 33771, to consider and take action with respect to the following matters:

1. To approve a new investment advisory agreement with Peak Wealth Opportunities, LLC as the investment adviser to the Company, on behalf of the Fund.

For	Against	Abstain
121,129.164	10,433.369	3,982.267

 2.  To approve a new Rule 12b-1 Distribution Plan.

For	Against	Abstain
121,129.164	10,433.369	3,982.267

3. To elect three (3) new Directors to serve until their successors have been elected and qualified, they resign or they are removed; and

	For	Against	Abstain
Edward R. Cofrancesco, Jr.	128,299.273	2,837.896	4,407.631
Gregory S. Peele	128,299.273	2,837.896	4,407.631
Julia Mold- Torres	127,293.543	2,837.896	5,413.361

STOCKCAR STOCKS INDEX FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2008 (UNAUDITED)

The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Company Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee

Independent Directors
Edward R. Cofrancesco, Jr. Age: 45	Director	Shall serve until death, resignation or removal. Since April 15, 2008	President/Managing Partner – International Assets Advisory, LLC, 12/2006 - present; Partner – Telluride Partners, 12/2004 – 12/2006; International Holdings Corp., 12/2000 – 11/2004.	1	0
Gregory S. Peele Age: 43	Director	Shall serve until death, resignation or removal. Since April 15, 2008	Vice President of Operations – Skanska Building, Inc. – 06/2000 – present.	1	0
Julia A. Mold- Torres Age: 52	Director	Shall serve until death, resignation or removal. Since April 15, 2008	Manager – Deloitte Financial Advisory Services, LLP, 09/2004 – present; Independent Anti-Money Laundering Consultant, 03/2002 - 09/2004; Financial Principal – Nafinsa Securities, 09/1999 – 02/2002	1	0

STOCKCAR STOCKS INDEX FUND

TRUSTEES AND OFFICERS (CONTINUED)

SEPTEMBER 30, 2008 (UNAUDITED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation for Past 5 Years	Number of Portfolios in Company Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Non-Independent Directors
David W. Dube Age: 52	President	Shall serve until death resignation or removal. Since April 15, 2008	President - Peak Capital Corporation, 4/01 to present.	1	0
Charles R. Ropka, Esq. Age: 44	Secretary	Shall serve until death resignation or removal. Since April 15, 2008	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008, Attorney - Rabil, Ropka, Kingett & Hatzell, LLC – January 1, 2002 – December 31, 2003.	1	0
Phillip D. Pidgeon Age: 44	Treasurer	Shall serve until death, resignation or removal. April 15, 2008	CFO - Peak Capital Corporation 05/06 – Present, Tax Manager - Mark Dickens CPA 09/00 - 04/06 (Note seasonal 2nd Job 2004 & 2005),Accounting Manager - Sten+Barr Medical Inc. 07/03 -08/05	1	0
Amber Cushing Age: 29	Chief Compliance Officer	Shall serve until death, resignation or removal. April 15, 2008	V.P of Legal Affairs/Compliance: Peak Securities Corporation (12/2007-Current) - Managing Director, Business Development/Legal: Premier Mortgage Funding, Inc. (06/2005 -06/2007) - Attorney Assistant: Edwin B. Kagan, P.A. (10/2003-06/2005)	1	0

Investment Adviser

Peak Wealth Opportunities, LLC.

10225 Ulmerton Road, Suite 3D

Largo, FL 33771

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Independent Registered Public Accounting Firm

Briggs Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Stock Car Stocks Funds., Mansell Court East, Suite 430, Roswell, Georgia 30076.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s audit committee has determined that the registrant does not have an audit committee financial expert.  Due to the Fund’s size the Audit Committee’s Combined financial experience and expertise is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 12,500

FY 2007

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2008

$ 2500

FY 2007

$ 1500

Nature of the fees:

Preparation of tax return and excise tax return.

(d)

All Other Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit services were pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 0

FY 2007

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/David W. Dube

President

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David W. Dube

President

Date February 3, 2009